UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2024

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Stockholder Director Nominations.
The Board of Directors (the “Board”) of Apartment Income REIT Corp. (“AIR” or the “Company”) has established June 14, 2024, as the date of the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). Because the date of the Annual Meeting differs by more than 30 days from the anniversary date of the previous annual meeting of stockholders, previously announced deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, are no longer applicable.

To be considered for inclusion in this year’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholders who intend to present proposals for action at the Annual Meeting must ensure that such proposals are received by the Company’s Secretary at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237 on or before the close of business on March 26, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. In addition to complying with this deadline, stockholder proposals must comply with all applicable U.S. Securities and Exchange Commission (“SEC”) rules, including Rule 14a-8, and the requirements set forth in the Company’s Amended and Restated By-Laws (the “By-Laws”), and applicable law.

In accordance with the By-Laws, because the date of the Annual Meeting has been advanced by more than thirty days from the preceding year’s annual meeting, in order for a stockholder entitled to vote under the By-Laws to bring a proposal or submit a nominee for director at the Annual Meeting, notice by such stockholder must be received not earlier than the ninetieth (90th) day prior to the Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to the Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of the Annual Meeting is first made. Accordingly, notice of stockholder proposals or nominations for director for the Annual Meeting must be received on or before April 15, 2024.

In addition to complying with the deadline, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the Annual Meeting must comply with all applicable SEC rules, including Rule 14a-19 under the Exchange Act, the requirements set forth in the By-Laws, and applicable law.

The window for delivery to the Company of notices of proxy access nominations in connection with the Annual Meeting is March 7, 2024, through April 6, 2024.
Item 7.01 Regulation FD Disclosure.

On February 14, 2024, the Company issued a press release related to the foregoing matters, a copy of which is attached as Exhibit 99.1.

The information under this Item 7.01 and Exhibit 99.1 is furnished by the Company in accordance with the rules of the SEC. This information shall not be deemed “filed” for purposes of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)     The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release dated February 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date:	February 14, 2024	By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
		By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer